Noble Corporation plc Third Quarter 2026 Earnings Conference Call October 27, 2026

Disclaimer 2 Forward-Looking Statements This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended. All statements other than statements of historical facts included in this communication are forward looking statements, including, but not limited to, those regarding future guidance (including for 2027) about Noble Corporation plc (“Noble” or the “Company”), including revenue, earnings and earnings per share, EBITDA and adjusted EBITDA, margins, leverage, operating results, project status and project schedules, expenses, tax rates and deferred taxes, future cash benefit expectations, the offshore drilling market and demand fundamentals, costs, amount, effect or timing of cost savings, debt, the benefits or results of asset acquisitions and dispositions, cash flows and free cash flow expectations, capital expenditures expectations, including reimbursable capital expenditures and related customer reimbursements, capital allocations expectations, including planned dividends and share repurchases, backlog, including the 2027 backlog profile and projections for the achievement of revenue associated with performance, rig demand, contract status, contract negotiations, terminations, options and extensions, contract awards and expected future contracts, anticipated contract start dates, contracted capacity, dayrates and duration, mobilization and demobilization fees, customer actions, needs and the general customer landscape, operational suspensions, projections, strategies and objectives of management for current or future operations and business, any asset sales or the retirement of rigs, access to capital, fleet condition, utilization and strategy, timing and amount of insurance recoveries, current or future market outlook and current or future economic trends or events and their impact on the Company, 2026 and 2027 financial guidance and any statements or descriptions of assumptions underlying any of the above. Forward-looking statements involve risks, uncertainties and assumptions, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. When used in this communication, or in the documents incorporated by reference, the words “guidance,” “anticipate,” “aim,” “believe,” “continue,” “could,” “estimate,” “expect,” “future,” “goal,” “intend,” “likely,” “likelihood,” “may,” “might,” “on track,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “schedule,” “would,” “achieve,” “shall,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to be among the statements that identify forward looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to be correct. These forward-looking statements speak only as of the date of this communication and we undertake no obligation to revise or update any forward-looking statement for any reason, except as required by law. Actual results may differ materially from any future results expressed or implied by such forward-looking statements and the expectations expressed in forward-looking statements are subject to a number of risks, uncertainties and assumptions that could affect our business, operating results, and financial condition and include, but are not limited to, market conditions and changes in customer demand, the level of activity in the oil and gas industry and the offshore contract drilling industry, current and future prices of oil and gas, customer actions and the general customer landscape, new or substitute contracts, awards and expected future contracts, contract duration, renewal, terminations, and repricing, dayrates and contract duration, operational suspensions, realization of our current backlog of contract drilling revenue, operating hazards, natural disasters, seasonal weather events and related damages or liabilities, acts of war, geopolitical conflicts, including the conflict involving Iran and related geopolitical instability in the Middle East, and their impact on commodity prices, global energy markets and regional and global shipping flows, risks relating to operations in international locations, upgrades, refurbishment, operation, and maintenance of our rigs and related operational interruptions and delays, sales of drilling units, supplier capacity constraints or shortages, nonperformance by third-parties, suppliers and subcontractors, regulatory changes, the impact of governmental laws and regulations on our costs and the offshore drilling industry, potential impacts, liabilities and costs from pending or potential investigations, claims and tax or other disputes, and other factors, including those detailed in Noble’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the U.S. Securities and Exchange Commission. We cannot control such risk factors and other uncertainties, and in many cases, we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. You should consider these risks and uncertainties when you are evaluating us. With respect to our capital allocation policy, distributions to shareholders in the form of either dividends or share buybacks are subject to the Board of Directors’ assessment of factors such as business development, growth strategy, current leverage and financing needs. There can be no assurance that a dividend or buyback program will be declared or continued. Non-GAAP Measures This presentation includes certain financial measures that we use to describe the Company's performance that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The non-GAAP information presented herein provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. The Company defines "Adjusted EBITDA" as net income (loss) adjusted for interest expense, net of amounts capitalized; interest income and other, net; income tax benefit (provision); and depreciation and amortization expense, as well as, if applicable, gain (loss) on extinguishment of debt, net; (gain) loss on sale of operating assets, net; losses on economic impairments; restructuring and similar charges; costs related to mergers and integrations; and certain other infrequent operational events. We believe that the Adjusted EBITDA measure provides greater transparency of our core operating performance. The Company defines “Net debt” as indebtedness minus cash and cash equivalents; “Free cash flow” as net cash provided by (used in) operating activities less capital expenditures, net of proceeds from insurance claims, if applicable; “Adjusted EBITDA margin” as adjusted EBITDA divided by total revenues; and “Net leverage” as net debt divided by annualized Adjusted EBITDA from the most recently reported quarter. Noble believes these metrics and performance measures are widely used by the investment community and are useful in comparing investments among upstream oil and gas companies in making investment decisions or recommendations. These measures may have differing calculations among companies and investment professionals, and a non-GAAP measure should not be considered in isolation or as a substitute for the related GAAP measure or any other measure of a company’s financial or operating performance presented in accordance with GAAP. Please see the Appendix to this communication for more information regarding the non-GAAP measures in this communication. Additionally, due to the forward-looking nature of Adjusted EBITDA and capital expenditures (net of reimbursements), management cannot reliably predict certain of the necessary components of the most directly comparable forward-looking GAAP measures. Accordingly, the company is unable to present a quantitative reconciliation of such forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures without unreasonable effort. Contract Backlog The duration and timing (including both starting and ending dates) of the customer contracts are estimates only, and customer contracts are subject to cancellation, suspension, delays for a variety of reasons, and for certain customers, reallocation of term among contracted rigs, including some beyond Noble’s control. The contract backlog represents the maximum contract drilling revenues that can be earned when only considering the contractual operating dayrate in effect during the firm contract period. The actual average dayrate will depend upon a number of factors (e.g., rig downtime, suspension of operations, etc.) including some beyond Noble’s control. The dayrates do not include revenue for mobilizations, demobilizations, upgrades, contract preparation, shipyards or recharges, unless specifically otherwise stated. Dayrates may include revenue associated with performance, including, for example, approximately 40% assumed performance revenue realized on a combined basis under certain long-term contracts with Shell (US) and TotalEnergies (Suriname).

Summary

Approximately $560M in New Contracts[1], Backlog at $6.7B
BlackRhino, BlackHawk, Faye Kozack, Interceptor, Globetrotter I

Q3 Adjusted EBITDA[2] of $201M, Free Cash Flow[2] of $(48)M

Consistent Return of Capital Program
Q4 2026 dividend maintained at $0.50 per share

2026 Outlook: Revenue and Adjusted EBITDA Guidance Narrowed
Capital Expenditures range increased primarily due to reimbursable Capital Expenditures

1) New contracts since 7/27/2026 fleet status report.
2) A reconciliation to GAAP results for the current and prior periods is included on slide 10. The definition of each Non-GAAP measure is included on slide 2.

NOBLE

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Third Quarter Financial Highlights Adjusted EBITDA1 $201M $212M Capital expenditures $192M $205M Free cash flow1 $(48)M $(59)M Net debt1 $1,551M $1,432M Backlog $6.7B $6.8B Adjusted EBITDA margin1 28% 30% Net leverage1 1.9x 1.7x 4 Prior quarter figures for Q2 2026 shown below. 1) A reconciliation to GAAP results for the current and prior periods is included on slide 10. The definition of each Non-GAAP measure is included on slide 2. Liquidity $980M $1,100M

Current Backlog Stands at $6.7 Billion 2026 2027 2028 Floaters Jackups 78% 55%72% Percentage of available days committed1 Backlog ($B) and Contract Coverage 5 0.4 2.6 2.2 1) Committed days on total marketed fleet of 28 rigs as of 10/26/2026. 2029-2031 1.6 13%

Drillships Overview


2026
2027
2028
J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D
Noble Faye Kozack
Noble Stanley Lafosse
Noble Valiant
Noble Venturer
Noble Viking
Noble Voyager
Noble Tom Madden
Noble Sam Croft
Noble Don Taylor
Noble Bob Douglas
Noble BlackHawk
Noble BlackHornet
Noble BlackLion
Noble BlackRhino
Noble Gerry de Souza
Noble Globetrotter I

Fleet status report as of 10/26/2026.

Firm contract period   Options

Recent Highlights

- BlackHawk: 1-well contract scheduled to commence in late 2027
- BlackRhino: 4-well contract scheduled to commence in late 2026
- Faye Kozack: 5-well contract scheduled to commence in mid-2027
- Globetrotter I: 2-well contract scheduled to commence in Q2 2027; additionally, well intervention contract scheduled to commence in late 2027

NOBLE

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Semisubmersibles and Jackups Overview



2026
2027
2028
J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D
Semisubmersibles
Noble Deliverer
Noble Developer
Noble Discoverer
Noble Claus Bachmann
Noble Courage
Noble Endeavor
Noble Patriot
Jackups
Noble Innovator
Noble Integrator
Noble Interceptor
Noble Intrepid
Noble Invincible

Fleet status report as of 10/26/2026.

Firm contract period   Options

Recent Highlights

- Interceptor: 1-well contract scheduled to commence in Q3 2027; additionally, 26-well contract scheduled to commence in late 2027
- Intrepid: 1-well contract scheduled to commence in late 2027

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Financial Overview ($ millions) Quarter End 9/30/2026 Quarter End 6/30/2026 Revenue 729 720 Adjusted EBITDA1 201 212 Adjusted EBITDA Margin1 28% 30% Net Income (Loss) (117) (37) Diluted EPS (0.73) (0.23) Cash flow from operations 144 144 Capital expenditures 192 205 Free cash flow1 (48) (59) Net debt1 1,551 1,432 Net leverage1 1.9x 1.7x Liquidity2 980 1,100 1) A reconciliation to GAAP results for the current and prior periods is included on slide 10. The definition of each Non-GAAP measure is included on slide 2. 2) 9/30/2026 liquidity includes $337 million cash and cash equivalents plus $643 million RCF availability, net of Letters of Credit outstanding. 8

Revenue 2,850 – 2,900 2,800 – 2,900 Adjusted EBITDA 1 850 – 900 850 – 925 Capital Expenditures 2 680 – 705 615 – 665 2026 Guidance Update ($ millions) 9 1) The definition of each Non-GAAP measure is included on slide 2. 2) New Capital Expenditures guidance includes customer reimbursable Capital Expenditures of $65 million versus $25 million previously indicated. Denotes prior guidance

Appendix: Reconciliation to GAAP Measures $ millions 10